UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 5, 2006
                                                           -------------

                               GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

             001-13388                                   35-1931722
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     (Commission File Number)                 (IRS Employer Identification No.)


    111 Monument Circle, Suite 2900
         Indianapolis, Indiana                                       46204
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 (Address of Principal Executive Offices)                          (Zip Code)

                                 (317) 971-2004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

     On April 5, 2006, Guidant Corporation issued a press release, attached hereto as Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits.

Exhibit No.   Description
-----------   -----------

   99.1       Press Release dated April 5, 2006.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GUIDANT CORPORATION


Dated: April 6, 2006                  By:    /s/ Keith E. Brauer
                                             -----------------------------
                                      Name:  Keith E. Brauer
                                      Title: Vice President, Finance and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated April 5, 2006.